                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  April 25, 1996
                                                         ---------------------


Commission         Registrant, State of Incorporation,           IRS Employer
File Number           Address, and Telephone Number           Identification No.
- -----------        -----------------------------------        ------------------

   0-7862            AMERCO                                       88-0106815
                     (A Nevada Corporation)
                     1325 Airmotive Way, Ste. 100
                     Reno, Nevada  89502-3239
                     Telephone (702) 688-6300

   2-38498           U-Haul International, Inc.                   86-0663060
                     (A Nevada Corporation)
                     2727 N. Central Avenue
                     Phoenix, Arizona  85004
                     Telephone (602) 263-6645



- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.


  Exhibit
  Number               Description

   1.1               Debt Securities Underwriting
                     Agreement

   4.1               First Supplemental Indenture,
                     Dated as of May 6, 1996

   4.2               Form of the Notes (included in
                     Exhibit 4.1)



                                    SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           AMERCO
                                               -------------------------------
                                                        (Registrant)


DATE:  May 6, 1996                             /s/ GARY V. KLINEFELTER
                                               -------------------------------
                                               Gary V. Klinefelter, Secretary
                                                       (Signature)

                                    SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                U-Haul International, Inc.
                                               -------------------------------
                                                        (Registrant)


DATE:  May 6, 1996                             /s/ GARY V. KLINEFELTER
                                               -------------------------------
                                               Gary V. Klinefelter, Secretary
                                                       (Signature)